UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2022

Membership Collective Group Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40605	86-3664553
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Strand
London, United Kingdom		WC2R 1EA
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: +44 (0) 207 8512300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	MCG	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 16, 2022, Membership Collective Group Inc. (the “Company”) issued a press release announcing the Company’s financial results for the fiscal year ended January 2, 2022. The press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in Item 2.02 to this Current Report on Form 8-K and Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document or filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Humera Afzal has resigned as the Chief Financial Officer of the Company.

Ms. Afzal’s resignation will be effective on June 14, 2022, at the end of her three-month notice period.

During her remaining period of employment, Ms. Afzal will continue to serve as the Company’s Chief Financial Officer to enable an orderly transfer of her duties to her successor.

Ms. Afzal’s resignation was due to factors outside the Company.

The Company has already initiated a search for a replacement Chief Financial Officer.

Item 7.01. Regulation FD Disclosure.

A copy of the Company’s press release announcing Ms. Afzal’s resignation is furnished with this Current Report on Form 8-K as Exhibit 99.2.

The information furnished herewith pursuant to this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

The Company expects to hold the Company’s first annual meeting of stockholders (the “2022 Annual Meeting”) on Wednesday, June 22, 2022. A proxy statement with further information regarding the 2022 Annual Meeting will be distributed to stockholders prior to such meeting.

Deadline for Rule 14a-8 Stockholder Proposals

Under the Securities and Exchange Commission’s proxy rules, the Company has set the deadline for submission of proposals to be included in the proxy materials for the 2022 Annual Meeting as March 26, 2022. Accordingly, in order for a stockholder proposal to be considered for inclusion in the Company’s proxy materials for the 2022 Annual Meeting, the proposal must be received by the Company’s Corporate Secretary at Membership Collective Group Inc., 180 Strand, London, United Kingdom, WC2R 1EA, Attention: Corporate Secretary, on or before March 26, 2022, and comply with the procedures and requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934.

Advance Notice Deadline for Director Nominations and Other Stockholder Proposals

In accordance with the Company’s Bylaws, for director nominations or stockholder proposals to be brought before the 2022 Annual Meeting, other than Rule 14a-8 proposals described above, written notice must be received by the Company’s Secretary at Membership Collective Group Inc., 180 Strand, London, United Kingdom, WC2R 1EA, Attention: Corporate Secretary no earlier than March 17, 2022 and no later than April 16, 2022. Such notices must also comply with the requirements of the Company’s Bylaws and other applicable law.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Exhibit

99.1	Earnings press release dated March 16, 2022 for the fiscal year ended January 2, 2022
99.2	Press release dated March 16, 2022 announcing Ms. Afzal’s resignation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Membership Collective Group Inc.

Date:	March 16, 2022	By:	/s/ Humera Afzal
Humera Afzal, Chief Financial Officer